UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 13, 2020

MUDRICK CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue, Sixth Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MUDS	The NASDAQ Stock Market LLC
Warrants to purchase one share of Class A Common Stock	MUDSW	The NASDAQ Stock Market LLC
Units, each consisting of one share of Class A Common Stock and one Warrant	MUDSU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry Into A Material Definitive Agreement.

The Purchase Agreement

On January 13, 2020, Mudrick Capital Acquisition Corporation, a Delaware corporation (“Parent”), entered into a Purchase Agreement (the “Purchase Agreement”) with MUDS Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Acquisition Sub”), and Hycroft Mining Corporation, a Delaware corporation (“Seller”). The Purchase Agreement and the transactions contemplated thereby will constitute a “Business Combination” as contemplated by Parent’s Amended and Restated Certificate of Incorporation (the “Charter”).

The Business Combination

Subject to the terms and conditions set forth in the Purchase Agreement, the parties thereto intend to consummate a business combination transaction (the “business combination”) pursuant to which Seller will sell to Acquisition Sub, and Acquisition Sub will purchase from Seller, all of the issued and outstanding equity interests of Seller’s subsidiaries and substantially all of Seller’s other assets (collectively, the “Transferred Assets”).

Consideration

Subject to the terms and conditions set forth in the Purchase Agreement, in consideration for the Transferred Assets and in connection with the consummation of the business combination, Acquisition Sub will deliver, or cause to be delivered on its behalf, to Seller (a) a number of shares of Parent’s Class A common stock, par value $0.0001 per share (the “Parent Class A Common Stock”) equal to (i) (A) $325,000,000, plus (B) the value of the Surrendered Shares (as defined below) valued at $10.00 per share, minus (C) the sum of the 1.5 Lien Share Payment Amount and the 1.5 Lien Cash Payment Amount (each as defined below), minus (D) the sum of the Excess Notes Share Payment Amount and the Excess Notes Cash Payment Amount (each as defined below), divided by (ii) $10.00, which Seller will promptly distribute to its stockholders and (b) the Excess Notes (as defined below) and Seller’s 1.5 lien notes acquired by Acquisition Sub in connection with the consummation of the business combination and pursuant to the transactions described below. In addition, (x) Parent and Acquisition Sub will assume certain of Seller’s liabilities, including Parent’s assumption of certain debt obligations of Seller, and (y) Acquisition Sub will pay off, or cause to be paid off, Seller’s other outstanding indebtedness for borrowed money, on Seller’s behalf, including under Seller’s first lien debt and promissory note.

As described in the Purchase Agreement, on October 4, 2019, Seller, as borrower, certain subsidiaries of Seller, as guarantors, Sprott Private Resource Lending II (Collector), LP, as lender, and Sprott Resource Lending Corp., as arranger, executed a multi-tranche Credit Agreement (the “Sprott Credit Agreement”), pursuant to which Seller will incur indebtedness with an original principal amount not in excess of $110,000,000 in connection with the consummation of the business combination. Pursuant to the terms of the Purchase Agreement, Parent will assume the Sprott Credit Agreement in connection with the consummation of the business combination and will issue to Sprott Private Resource Lending II (Collector), LP a number shares of Parent Class A Common Stock equal to 1% of Parent’s post-closing shares outstanding. In addition, concurrently with the consummation of the business combination, Parent and a subsidiary of Seller will enter into a Royalty Agreement with Sprott Private Resource Lending II (CO) Inc. (the “Sprott Royalty Agreement” and, together with the Sprott Credit Agreement, the “Sprott Agreements”), pursuant to which, among other things, such subsidiary will receive $30,000,000 and will incur a 1.5% net smelter royalty payment obligation relating to the Hycroft mine, the principal asset of Seller’s subsidiaries being acquired in the business combination.

Representations, Warranties and Covenants

Each of Parent, Acquisition Sub and Seller have made representations, warranties and covenants that are customary for a transaction of this nature. The representations and warranties contained in the Purchase Agreement terminate and are of no further force or effect as of the consummation of the business combination.

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The Purchase Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) the parties to conduct their respective businesses in the ordinary course through the consummation of the business combination, (b) Parent and Seller to cease discussions regarding alternative transactions, (c) Parent and Seller to jointly prepare (and for Parent to file with the Securities and Exchange Commission (the “SEC”)) a registration statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act the shares of Parent Class A Common Stock to be issued to Seller and promptly distributed to Seller’s stockholders in connection with the business combination (which Registration Statement will constitute a joint proxy statement/prospectus for the purpose of (i) soliciting proxies from Parent’s stockholders to vote in favor of adoption and approval of the Purchase Agreement and certain other matters at a special meeting called therefor and (ii) soliciting proxies from Seller’s stockholders in favor of the adoption and approval of the Purchase Agreement and the transactions contemplated thereby (including the business combination) at a special meeting called therefor), (d) the protection of, and access to, confidential information of the parties and (e) the parties to use commercially reasonable efforts to obtain necessary approvals from governmental agencies.

Governance

In connection with the consummation of the transactions contemplated by the Purchase Agreement, Parent will amend and restate its Charter such that Parent will have a single-tier board that will consist of seven (7) directors. Each of the directors will serve for a one year term and until his or her successor is elected or, if earlier, upon such director’s resignation, removal or death.

Conditions to Consummation of the Business Combination

The consummation of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions for special purpose acquisition companies, including, among others: (a) approval by Parent’s stockholders and the Company’s stockholders, (b) Parent having at least $5,000,001 of net tangible assets as of the effective time of the consummation of the business combination, (c) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (d) the listing of the shares of Parent Class A Common Stock to be issued in connection with the closing of the transactions contemplated by the Purchase Agreement on The Nasdaq Stock Market LLC (“NASDAQ”) and the effectiveness of the Registration Statement, (e) the consummation of the PIPE (as defined below), (f) the consummation of the transactions contemplated by the (i) the Exchange Agreement, (ii) the Forward Purchase, (iii) the 1.25 Lien Exchange Agreement, (iv) the Second Lien Conversion Agreement and (v) the Parent Sponsor Letter Agreement (each as defined below), (g) (i) Parent (together with Seller’s subsidiaries) having at least (i) $210,000,000 in available cash immediately prior to the effective time of the consummation of the business combination (after taking into account (A) payments required to satisfy Parent’s stockholder redemptions and (B) the net proceeds from the PIPE, the Forward Purchase, and the funding under the Sprott Agreements), and (ii) $50,000,000 in unrestricted and available cash immediately following the effective time of the consummation of the business combination (taking into account all of the transactions referenced herein).

As described in the Purchase Agreement, concurrently with the execution of the Purchase Agreement, Seller and the holders of all of Seller’s outstanding 1.25 lien notes entered into a Note Exchange Agreement (the “1.25 Lien Exchange Agreement”), pursuant to which such holders and Seller have mutually agreed that (i) such holders will exchange the outstanding 1.25 lien notes for new subordinated notes of Seller (the “New Subordinated Notes”) immediately prior to the consummation of the business combination and (ii) not more than $80,000,000 in aggregate principal amount of such New Subordinated Notes, on a pro rata basis (the “Assumed New Subordinated Notes”), will be permitted to be assigned to and assumed by (and per the terms of the Purchase Agreement, will be assigned to and assumed by) Parent at the consummation of the business combination.

As described in the Purchase Agreement, concurrently with the execution of the Purchase Agreement, Seller and the holders of all of Seller’s second lien notes entered into a Conversion and Consent Agreement (the “Second Lien Conversion Agreement”), pursuant to which such holders have agreed to convert their second lien notes into Seller’s common stock in accordance with the terms thereof immediately prior to the consummation of the business combination.

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Termination

The Purchase Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the business combination, including (i) by mutual written consent of the parties; (ii) by either Parent or Seller, if the consummation of the business combination has not occurred on or prior to February 12, 2020 (the “Outside Date”; provided, that if Parent seeks and receives approval of its stockholders to extend the deadline for Parent to consummate its initial business combination transaction to August 12, 2020, the Outside Date shall be extended to such date), (iii) by Seller upon a breach by Parent or Acquisition Sub if such breach gives rise to a failure of a closing condition and cannot or has not been cured within the earlier of 30 days’ notice by Seller or the Outside Date, (iv) by Parent (A) as a result of breach by Seller if such breach gives rise to a failure of a closing condition and cannot or has not been cured within the earlier of 30 days’ notice by Seller or the Outside Date or (B) if Seller’s stockholders holding at least a majority of the outstanding common stock of Seller do not enter into the Seller Support Agreement within 24 hours of the date of the Purchase Agreement, or (v) by either Parent or Seller if (A) a final and nonappealable order has been issued or governmental action permanently restrains, enjoins or otherwise prohibits the business combination, (B) Parent’s stockholder approval is not obtained, (C) Parent will have less than $5,000,001 of net tangible assets as of the consummation of the business combination as a result of the exercise of stockholder redemptions, or (D) Seller’s stockholder approval is not obtained by the 25th business day following the effectiveness of the Registration Statement.

In the event the Purchase Agreement is terminated because Seller’s stockholder approval is not obtained by the 25th business day following the effectiveness of the Registration Statement, Seller has agreed to pay Parent a termination fee equal to $12,730,000, which payment will represent Parent’s and Acquisition Sub’s sole and exclusive remedy for monetary damages pursuant to the Purchase Agreement (together with any costs and expenses associated with enforcement of the obligation to pay such fee).

A copy of the Purchase Agreement is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Purchase Agreement is qualified in its entirety by reference thereto.  The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Purchase Agreement or other specific dates.  The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement.  Investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Purchase Agreement. The representations, warranties and covenants in the Purchase Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.  We do not believe that these schedules contain information that is material to an investment decision. Before making any voting or investment decisions, stockholders are encouraged to read the Registration Statement and any other relevant documents carefully and in their entirety when they become available because they will contain important information about the proposed business combination.

Subscription/Backstop Agreement

Concurrently with the execution of the Purchase Agreement, Parent entered into subscription/backstop agreements (the “Subscription/Backstop Agreements”) with certain investment funds affiliated with or managed by Mudrick Capital Management, L.P., Whitebox Advisors LLC, Highbridge Capital Management, LLC, Aristeia Capital, LLC or Wolverine Asset Management, LLC (collectively, the “Initial Investors”), pursuant to which Parent will issue and sell to the Initial Investors $65,000,000 of Parent Class A Common Stock at a purchase price of $10.00 per share, and the Initial Investors will receive an aggregate of 3,250,000 warrants exercisable at $11.50 per share, in each case, in connection with and conditioned upon the consummation of the business combination. Pursuant to the terms of the Subscription/Backstop Agreement, if, (a) prior to the consummation of the business combination, Parent enters into subscription agreements or other instruments pursuant to which Parent agrees to issue and sell to certain third-party investors all or any portion of the shares to be issued in connection with the transactions contemplated by the Subscription/Backstop Agreements or (b) in connection with the consummation of the business combination, the cash remaining in Parent’s trust account following the satisfaction of stockholder redemptions exceeds $10,000,000, then the aggregate number of shares to be issued to the Initial Investors will be correspondingly reduced such that, at the consummation of the business combination, an amount of Parent Class A Common Stock equal to the difference (not less than zero) between (i) $65,000,000 and (ii) the amount of cash in excess of $10,000,000 remaining in Parent’s trust account following the satisfaction of stockholder redemptions will be issued to the Initial Investors and such third-party investors, in the aggregate, at a purchase price of $10.00 per share (the consummation of the transactions contemplated by the Subscription/Backstop Agreements and/or the agreements described in this sentence shall be referred to herein as the “PIPE”). The closing of these arrangements are conditioned on the substantially concurrent consummation of the business combination and other customary closing conditions. The Subscription/Backstop Agreements will terminate upon the earliest to occur of (a) the termination of the Purchase Agreement in accordance with its terms, (b) the mutual written consent of the parties thereto and (c) the failure of a condition thereto such that the transactions contemplated thereby are not consummated at the consummation of the business combination. The form of Subscription/Backstop Agreements is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and the foregoing description of the Subscription/Backstop Agreement is qualified in its entirety by reference thereto.

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Seller Support Agreement

Concurrently with the execution of the Purchase Agreement, Parent and Seller’s stockholders holding at least a majority of Seller’s outstanding common stock entered into a Support Agreement (the “Seller Support Agreement”), pursuant to which, among other things, such stockholders agreed to support the business combination and the other transactions contemplated by the Purchase Agreement, subject to certain customary conditions. In the event Seller changes its recommendation with respect to the business combination in accordance with the terms of the Purchase Agreement, the Seller Support Agreement will remain in full force and effect solely with respect to 35% of Seller’s outstanding common stock (pro rata among the stockholders party to the Seller Support Agreement). The Seller Support Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference, and the foregoing description of the Seller Support Agreement is qualified in its entirety by reference thereto.

Exchange Agreement

Concurrently with the execution of the Purchase Agreement, Acquisition Sub and the holders of all of Seller’s outstanding 1.25 lien notes and 1.5 lien notes entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which such holders and Acquisition Sub have mutually agreed that the holders of any New Subordinated Notes other than the Assumed New Subordinated Notes (the “Excess Notes”) and the 1.5 lien notes will transfer the Excess Notes and 1.5 lien notes to Acquisition Sub in exchange for Acquisition Sub transferring to the holders of the Excess Notes and the 1.5 Lien Notes the amounts described below:

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The holders of the Excess Notes will be entitled to receive an amount equal to 100% of the total principal amount outstanding thereunder (plus accrued but unpaid interest and outstanding fees thereon). Such amounts shall be paid in cash to the extent that the sum of (a) cash remaining in Parent’s trust account following the satisfaction of Parent’s stockholder redemptions, (b) the net proceeds from the PIPE, (c) the net proceeds from the Forward Purchase and (d) the net proceeds from the Sprott Agreements, is in excess of $220,000,000 (such excess amount, the “Cash Available for Payment” and the amount of cash therefore to be paid in respect of the Excess Notes, the “Excess Notes Cash Payment Amount”). The balance, if any, to be paid in respect of the Excess Notes shall be paid in Parent Class A Common Stock valued at $10.00 per share (any such balance, the “Excess Notes Share Payment Amount”).

•	The holders of the 1.5 lien notes will be entitled to receive an amount equal to 110% of the total principal amount outstanding thereunder (plus accrued but unpaid interest and outstanding fees thereon). Such amounts shall be paid in cash to the extent that there is remaining Cash Available for Payment after any cash payments with respect to the Excess Notes described above are made (provided, that such cash payment amounts will be reduced such that Parent has not less than $70,000,000 in unrestricted and available cash after giving effect to the transactions contemplated by the Purchase Agreement and the cash payments in respect of the Excess Notes and 1.5 lien notes) (such amounts to be paid in cash, the “1.5 Lien Cash Payment Amount”). The balance, if any, to be paid in respect of the 1.5 lien notes shall be paid in Parent Class A Common Stock valued at $10.00 per share (any such balance, the “1.5 Lien Share Payment Amount”).

The Exchange Agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference, and the foregoing description of the Exchange Agreement is qualified in its entirety by reference thereto.

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Parent Sponsor Letter Agreement and Forward Purchase

Concurrently with the execution of the Purchase Agreement, our sponsor, Mudrick Capital Acquisition Holdings LLC (“Sponsor”), and Parent entered into a letter agreement (the “Parent Sponsor Letter Agreement”), pursuant to which (a) Sponsor agreed to waive certain anti-dilution rights set forth in Section 4.3(b)(ii) of Parent’s Charter that may result from the transactions contemplated by the Purchase Agreement, including the PIPE, and (b) Sponsor agreed to surrender to Parent, immediately prior to the consummation of the business combination and for no consideration, a number of shares of Parent’s Class B common stock, par value $0.0001 per share, equal to (i) 1,941,667 plus (ii) the product of (A) 1,941,667 and (B) the difference between (I) 1 and (II) a fraction (not greater than 1), the numerator of which is the sum of (x) the amount of PIPE proceeds from subscription agreements other than the Subscription/Backstop Agreements and (y) the amount of cash remaining in Parent’s trust account following the satisfaction of stockholder redemptions, and the denominator of which is $65,000,000 (the “Surrendered Shares”). The Parent Sponsor Letter Agreement is attached as Exhibit 10.4 hereto and is incorporated herein by reference, and the foregoing description of the Parent Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Concurrently with the consummation of the business combination, Parent and Sponsor will consummate the transactions contemplated by that certain Forward Purchase Contract, dated as of January 24, 2018, pursuant to which Sponsor will purchase 2,500,000 Parent Units and 625,000 shares of Parent Class A Common Stock for an aggregate purchase price of $25,000,000 (the “Forward Purchase”).

Amended and Restated Registration Rights Agreement

At the consummation of the business combination, Parent, the Sponsor, and certain holders of Seller’s common stock and warrants (the “restricted stockholders”) will enter into a registration rights agreement (the “Amended and Restated Registration Rights Agreement”) in respect of the shares of Parent Class A Common Stock issued to the restricted stockholders in connection with the transactions set forth above (other than the PIPE). Pursuant to such agreement, the restricted stockholders and their permitted transferees will be entitled to certain registration rights, including, among other things, customary registration rights, including demand, shelf and piggy-back rights, subject to cut-back provisions. Pursuant to the Amended and Restated Registration Rights Agreement, the restricted stockholders will agree not to sell, transfer, pledge or otherwise dispose of shares of Parent Class A Common Stock they receive in connection with the transactions set forth above (other than the PIPE) for certain time periods specified therein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Subscription/Backstop Agreement” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.  The shares of Parent Class A Common Stock to be issued in the PIPE in connection with the closing will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On January 14, 2020, Parent and Seller issued a joint press release announcing the execution of the Purchase Agreement.  The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the information presented in Exhibit 99.1, is being furnished by Parent and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Parent under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filings. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, that is provided solely in connection with Regulation FD.

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Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Parent, Seller or the combined company after completion of the business combination, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the proposed business combination not being completed at all or on the expected timeline, including as a result of the termination of the Purchase Agreement or the failure to obtain approval of Parent’s stockholders or other conditions to closing in the Purchase Agreement; (2) the ability to meet applicable NASDAQ listing standards; (3) the risk that the proposed business combination disrupts current plans and operations of Seller’s business as a result of the announcement and consummation of the transactions described herein; (4) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the proposed business combination; (6) changes in applicable laws or regulations; (7) the possibility that Seller’s business may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties indicated from time to time in the definitive version of the Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by Parent. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Parent and Seller undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this current report speak as of the date of its filing. Although Parent may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Disclaimer

This Current Report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to a proposed business combination between Parent and Seller.

Additional Information About the Business Combination

In connection with the proposed business combination between Parent and Seller, Parent intends to file the Registration Statement with the SEC and will mail a definitive Registration Statement and other relevant documentation to Parent’s stockholders. Parent’s stockholders and other interested persons, including Seller’s stockholders, are advised to read, when available, the preliminary Registration Statement and the amendments thereto that will be filed with the SEC and the definitive Registration Statement and documents incorporated by reference therein filed with the SEC and mailed to such stockholders as these materials will contain important information about Parent, Seller and the proposed business combination. The definitive Registration Statement will be mailed to Parent’s stockholders and to Seller’s stockholders, in each case, as of the applicable record date to be established for voting on the proposed business combination, when it becomes available.

Parent’s stockholders will also be able to obtain free copies of the preliminary and definitive Registration Statements (if and when available) and other documents containing important information about Parent, Seller and the proposed business combination, without charge, at the SEC’s website at http://sec.gov, once such documents are filed with the SEC, or by directing a request to: Mudrick Capital Acquisition Corporation, 27 Madison Avenue, 6th Floor, New York, New York 10022.

Participants in the Solicitation

Parent and its directors, executive officers and other members of its management and employees and Seller and its directors and management may be deemed to be participants in the solicitation of proxies from Parent’s stockholders in connection with the proposed business combination. Stockholders are urged to carefully read the Registration Statement when it becomes available, because it will contain important information about Parent, Seller and the proposed business combination. The Registration Statement will also contain information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Parent’s stockholders in connection with the proposed business combination, including information about Parent’s directors and executive officers, which will be set forth in the Registration Statement when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits.

The Exhibit Index is incorporated by reference herein.

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Exhibit Index

Exhibit No.	Description

2.1	Purchase Agreement, dated as of January 13, 2020, by and among Mudrick Capital Acquisition Corporation, MUDS Acquisition Sub, Inc. and Hycroft Mining Corporation.

10.1	Form of Subscription/Backstop Agreement.

10.2	Seller Support Agreement, dated as of January 13, 2020, by and among Mudrick Capital Acquisition Corporation and certain investment funds affiliated with or managed by Mudrick Capital Management, L.P., Whitebox Advisors LLC, Highbridge Capital Management, LLC, Aristeia Capital, LLC or Wolverine Asset Management, LLC, in each case, signatory thereto.

10.3	Exchange Agreement, dated as of January 13, 2020, by and among MUDS Acquisition Sub, Inc. and certain investment funds affiliated with or managed by Mudrick Capital Management, L.P., Whitebox Advisors LLC, Highbridge Capital Management, LLC, Aristeia Capital, LLC or Wolverine Asset Management, LLC, in each case, signatory thereto.

10.4	Parent Sponsor Letter Agreement, dated as of January 13, 2020, by and among Mudrick Capital Acquisition Corporation, MUDS Acquisition Sub, Inc. and certain directors of Mudrick Capital Acquisition Corporation.

99.1	Joint Press Release, dated as of January 14, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation

Date: January 14, 2020	By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title:	Chief Executive Officer

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